ACCOUNTING PRINCIPLES	12 Months Ended
Dec. 31, 2023
General Information About Financial Statements [Abstract]
ACCOUNTING PRINCIPLES
NOTE 1: ACCOUNTING PRINCIPLES
ArcelorMittal (“ArcelorMittal” or the “Company”), together with its subsidiaries, owns and operates steel manufacturing and mining facilities in Europe, North and South America, Asia and Africa. Collectively, these subsidiaries and facilities are referred to in the consolidated financial statements as the “operating subsidiaries”. These consolidated financial statements were authorized for issuance on February 28, 2024 by the Company’s Board of Directors.
1.1 Basis of presentation
The consolidated financial statements have been prepared on a historical cost basis, except for equity instruments and certain trade receivables at fair value through other comprehensive income ("FVOCI"), financial assets at fair value through profit or loss ("FVTPL"), derivative financial instruments and biological assets, which are measured at fair value less cost to sell, inventories, which are measured at the lower of net realizable value or cost, and the financial statements of the Company’s Venezuelan tubular production facilities Industrias Unicon CA (“Unicon”) and the Company's Argentinian operation Acindar Industria Argentina de Aceros S.A. ("Acindar"), for which hyperinflationary accounting is applied (see note 2.2.2). The consolidated financial statements have been prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”) and are presented in U.S. dollar with all amounts rounded to the nearest million, except for share and per share data.
1.2 Climate change disclosures
The Company continues to develop its assessment of the potential impacts of climate change and the transition to a low carbon economy and has considered such impacts when preparing its consolidated financial statements. ArcelorMittal's decarbonization strategy aims to achieve carbon neutrality by 2050 in line with the United Nations' Paris agreement. By 2030, the Company is targeting a 25% reduction in its CO2 emissions intensity across its global steel and mining operations, with an increased European target of 35%. Both targets cover both scope 1 and 2. The Company's decarbonization roadmap is broken down by country, plant and project to achieve the Company's objectives and features five sets of actions and initiatives that act as stepping-stones toward the goal of achieving net-zero carbon emissions by 2050:
•Transforming the Company's steelmaking assets: this involves switching where applicable from the BF-BOF ("Blast Furnace-Basic Oxygen Furnace") to low-carbon steelmaking technologies through the DRI ("Direct Reduced Iron") and from iron ore preparation in the sinter plant (using heat or pressure to compact a material) to the pellet plant (which compresses or moulds the iron material into the shape of a pellet). Ironmaking with pellets in the DRI is usually coupled with an EAF ("Electric Arc Furnace"). To achieve its 2030 global carbon emissions intensity reduction target, ArcelorMittal has estimated the gross capital cost required to be approximately 10 billion, with the expectation that public funding covers 50% of the total cost of decarbonization, addressing both capital expenditures and the higher operating expenditures. The Company lists below the main announced or ongoing projects:

Hamilton (Canada)
In October 2022, ArcelorMittal, broke ground on its decarbonization project (the governments of Canada and Ontario having committed CAD$400 million and CAD$500 million, respectively, to the overall project cost) at the ArcelorMittal Dofasco plant in Hamilton, Ontario, Canada, which is expected to contribute to a considerable reduction of CO2 emissions. The project includes the construction of a 2.5 million tonnes DRI facility and one EAF.

Gijón and Sestao (Spain)
ArcelorMittal is planning to invest €1 billion in the Company's plant in Gijón including the construction of a 2.3 million-tonne hydrogen DRI plant. This investment is expected to deliver a reduction in carbon emissions at the Spanish operations of up to 50%. At a later stage, around 1 million tonnes per year of DRI would be supplied to Sestao to be used as feedstock for the plant’s two EAFs. On February 17, 2023, the European Commission approved, under EU state aid rules, a €450 million Spanish measure to support ArcelorMittal España in construction of the new DRI installation in Gijón. The Company is also planning to construct a new EAF for long products.

Hamburg (Germany)
ArcelorMittal already operates Europe’s only DRI-EAF plant in Hamburg, where the switch to using hydrogen instead of natural gas in the iron ore reduction process is being prepared. The Company is planning to test the ability of hydrogen DRI on an industrial scale, as well as testing carbon-free DRI in the EAF steelmaking process. The European Commission approved €55 million of funding support from the German Federal Government towards the plant construction.

Dunkirk(France)
In Dunkirk, ArcelorMittal would build a 2.5 million tonnes per year DRI. This DRI will be coupled with an innovative technology electric furnace and complemented by an additional EAF. On July 20, 2023, the Company received the European Commission’s approval of €850 million in state aid for the funding of this project.

Bremen and Eisenhüttenstadt (Germany)
ArcelorMittal is developing a project to build a large-scale industrial plant for the DRI based steelmaking at its site in Bremen, as well as EAFs in Bremen and Eisenhüttenstadt, following the announcement of the planned expansion of Germany’s hydrogen infrastructure and alongside its existing H2 Hamburg project. In February 2024, the Company received the European Commission's approval of €1.3 billion in state aid.

Ghent (Belgium)
ArcelorMittal Belgium is planning to build a 2.5 million-tonnes per year DRI plant and two EAFs at its Ghent site. The DRI plant and EAF facility will operate alongside Ghent’s state-of-the-art blast furnace that is ready to take waste wood and plastic as a substitute for fossil carbon. On June 22, 2023 the Company received the European Commission approval of €280 million in state aid for the funding of the project.

•Increasing the proportion of scrap used in the steelmaking process: the Company can increase the use of low-quality scrap in the BF-BOF steelmaking process by improving steel scrap sorting and classification, installing scrap pre-melting technology, and adjusting the steelmaking process to accommodate scrap. In 2022 and 2023, the Company completed the acquisition of three specialist scrap metal recyclers as the Company continually seeks to enhance its ability to source scrap steel (see note 2.2.4).
•Transforming the energy used in the steelmaking process: this is expected to involve shifting to one or a combination of three alternatives: clean electricity (which could be in the form of green hydrogen), carbon capture usage ("CCU") coupled with carbon capture storage ("CCS") to ensure no carbon is emitted, and use of circular carbon either through natural or synthetic carbon cycles. In November 2023, industrial production of ethanol commenced at ArcelorMittal’s commercial flagship carbon capture and utilization facility in Ghent, Belgium. The €200 million Steelanol facility is a first of its kind for the European steel industry, deploying technology developed by leading carbon utilization company LanzaTech. This facility captures carbon-rich waste gases from steelmaking and biologically convert them into advanced ethanol through LanzaTech’s biobased process. The facility not only reduces CO2 emissions at the plant by 125,000 tonnes per year, but also results in the production of 80 million liters of bio-ethanol per annum, which can be blended with traditional gasoline as a low-carbon alternative fuel for the transport sector.
•Investing in clean electricity used in the steelmaking process: The Company plans to look for more and varied opportunities in the renewables sector to provide sufficient access to clean energy at affordable prices, purchase renewable energy certificates and make more use of direct power purchase agreements with suppliers from renewables projects. In March 2022, ArcelorMittal announced that it had established a strategic partnership with Greenko Group, India’s leading energy transition company, to develop a ‘round the clock’ renewable energy project with 975 MW of nominal capacity. The 0.6 billion project with commissioning expected by mid-2024 will combine solar and wind power and be supported by Greenko’s hydro pumped storage project, which helps to overcome the intermittent nature of wind and solar power generation. The project provides for 250 MW of uninterrupted renewable power to be supplied annually to AMNS India (ArcelorMittal’s joint venture company in India) resulting in over 20% of the electricity requirement at AMNS India’s Hazira plant coming from renewable sources, reducing carbon emissions by approximately 1.5 million tonnes per year. In May 2023, ArcelorMittal formed a joint venture with Casa dos Ventos, one of Brazil’s largest developers and producers of renewable energy projects, to develop a 554 MW wind power project aiming to secure and decarbonize a considerable proportion of the Company's wholly-owned subsidiary ArcelorMittal Brasil’s future electricity needs.
•Offsetting residual emissions: For these residual emissions, which today the Company estimates will be 5% - 10% of today’s emissions, ArcelorMittal plans to buy high-quality offsets or launch projects to generate high-quality carbon credits that would not have happened without the Company’s intervention.
ArcelorMittal's decarbonization strategy in each part of the world where the Company operates is now based on the same assumptions in terms of green hydrogen cost, CCS or introduction of climate-friendly policies. In some countries, particularly in the EU and Canada, the Company sees sufficient policy incentives to enable it to ‘Accelerate’ its decarbonization plans. Where these conditions do not yet exist, ArcelorMittal will continue to make improvements to ‘Move’ but it is difficult to ‘Accelerate’ without becoming uncompetitive in that market
Considering the risks related to climate change and the Company's commitment established under the Paris agreement, ArcelorMittal provides explicit information in the notes to these consolidated financial statements regarding how climate change affects the Company's financial information. The Company presents below the references to the various notes where issues associated with climate change are addressed:

Topic	Note	Content
Estimate and judgment	Note 1.3 Use of judgment and estimates	Judgments and estimates made in assessing the impact of climate change and the transition to a low carbon economy: useful lives of property, plant and equipment, estimates of future cash flow projections for impairment of non-financial assets, decommissioning costs
Sustainable investment	•Note 2.2.4 Acquisitions •Note 2.4.1 Joint ventures •Note 2.5 Other investments •Note 5.2 Property, plant and equipment and biological assets	Investments in renewable energy projects, scrap metal recycling businesses and breakthrough technologies through ArcelorMittal XCarb® Innovation Fund
Measurement of non-financial assets	Note 5.1 Goodwill and intangible assets	Recognition and measurement of emission rights
	Note 5.2 Property, plant and equipment and biological assets	Residual useful lives of certain assets, capital expenditures with respect to decarbonization strategy
	Note 5.3 Impairment of intangible assets, including goodwill, and tangible assets	Inclusion of climate-related risks in the assumptions for impairment testing
Provisions	Note 9.1 Provisions	Recognition of emission obligations
Share-based payments	Note 8.3 Share-based payments	Description of equity incentive plans requiring achievement of specific climate-related targets

1.3 Use of judgment and estimates
The preparation of consolidated financial statements in conformity with IFRS recognition and measurement principles and, in particular, making the critical accounting judgments requires the use of estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Management reviews its estimates on an ongoing basis using currently available information. Changes in facts and circumstances or obtaining new information or more experience may result in revised estimates, and actual results could differ from those estimates.
The following summary provides further information about the Company’s critical accounting policies under which significant judgments, estimates and assumptions are made. It should be read in conjunction with the notes mentioned in the summary:
Deferred tax assets (note 10.4): The Company assesses the recoverability of deferred tax assets based on future taxable income projections, which are inherently uncertain and may be subject to changes over time. Judgment is required to assess the impact of such changes on the measurement of these assets and the time frame for their utilization. In addition, the Company applies judgment to recognize income tax liabilities when they are probable and can be reasonably estimated depending on the interpretation, which may be uncertain, of applicable tax laws and regulations. ArcelorMittal periodically reviews its estimates to reflect changes in facts and circumstances.
Provisions for pensions and other post-employment benefits (note 8.2): Benefit obligations and plan assets can be subject to significant volatility, in particular due to changes in market conditions and actuarial assumptions. Such assumptions differ by plan, take local conditions into account and include discount rates, expected rates of compensation increases, health care cost trend rates, mortality and retirement rates. They are determined following a formal process involving the Company's expertise and independent actuaries. Assumptions are reviewed annually and adjusted following actuarial and experience changes.
Provisions (note 9): Provisions, which result from legal or constructive obligations arising as a result of past events, are recognized based on the Company's, and in certain instances, third-party's best estimate of costs when the obligation arises. They are reviewed periodically to take into consideration changes in laws and regulations and underlying facts and circumstances.
Impairment of tangible and intangible assets, including goodwill (note 5.3): In order to assess the recoverable amount of tangible and intangible assets at cash-generating unit ("CGU") level and of goodwill at group of cash-generating unit ("GCGU") level, the Company mainly determines their value in use on the basis of the present value of cash flow projections. The estimates, judgments and assumptions applied for the value in use calculations relate primarily to growth rates, expected changes to average selling prices, shipments and direct costs. Assumptions for average selling prices and shipments are based on historical experience and expectations of future changes in the market. When determining value in use, management also applies judgement when assessing whether cash flows expected to arise to achieve sustainability and decarbonization targets are deemed to maintain the same level of economic benefits or whether they improve or enhance the asset's performance (see also below judgments and estimates made in assessing the impact of climate change and the transition to a low carbon economy). Discount rates are reviewed annually.
Impairment of associates and joint ventures (note 2.4.4.): Whenever there is an indication of impairment related to investments accounted for under the equity method, the
Company performs an impairment test based, amongst others, on an estimate of its share in the present value of the projected future cash flows expected to be generated by operations of associates and joint ventures and, similarly to impairment testing of tangible and intangible assets, including goodwill, the estimates, judgments and assumptions applied for the value in use calculations relate primarily to growth rates, expected changes to average selling prices, shipments and direct costs. Assumptions for average selling prices and shipments are based on historical experience and expectations of future changes in the market.
Business combinations (note 2.2.3): Assets acquired and liabilities assumed as part of a business combination are recorded at their acquisition-date fair values. Similarly, consideration including consideration receivable and contingent consideration is measured at fair value. In connection with each of its acquisitions, the Company undertakes a process to identify all assets and liabilities acquired, including intangible assets. Determining the fair value of identifiable assets and liabilities requires the use of valuation techniques which may include judgment and estimates and which may affect the allocation of the amount of consideration paid to the assets and liabilities acquired and goodwill or gain from a bargain purchase recorded as part of the business combination. Estimated fair values are based on information available at acquisition date and on expectations and assumptions that have been deemed reasonable by management. There are several methods that can be used to determine the fair value of assets acquired and liabilities assumed. The "income approach" is based on the forecast of the expected future cash flows adjusted to present value by applying an appropriate discount rate that reflects the risk factors associated with the cash flow streams. Some of the more significant estimates and assumptions inherent in the income method or other methods include the amount and timing of projected future cash flows; the discount rate selected to measure the risks inherent in the future cash flows (weighted average cost of capital); the assessment of the asset's life cycle and the competitive trends impacting the asset, including consideration of any technical, legal, regulatory or economic barriers to entry. The "cost approach" estimates the value of an asset based on the current cost to reproduce of replace the asset. Replacement cost is determined based on market data subsequently adjusted for physical, functional and economic obsolescence. The most common purchase accounting adjustments relate to the following assets and liabilities:
•The fair value of identifiable intangible assets (generally patents, customer relationships, technology, brand or favorable contracts) is estimated based on the above-mentioned income approach;
•Property, plant and equipment is recorded at market value, or, if not available, depreciated replacement cost;
•The fair value of pension and other post-employment benefits is determined separately for each plan using actuarial assumptions valid as of the acquisition date relating to the population of employees involved and the fair value of plan assets.
•Inventories are estimated based on expected selling prices at the date of acquisition reduced by an estimate of selling expenses and a normal profit margin.
•Adjustments to deferred tax assets and liabilities of the acquiree are recorded to reflect the deferred tax effects of the fair value adjustments relating to identifiable assets and liabilities other than goodwill.
Determining the estimated residual useful lives of tangible and intangible assets acquired requires judgement and certain intangible assets may be considered to have indefinite useful lives.
Financial instruments (note 6.1.5) and financial amounts receivable (note 4.5 and 4.6): Certain of the Company's financial instruments are classified as Level 3 as they include unobservable inputs.
Mineral reserve and resource estimates (note 5.2): Proven iron ore reserves are those quantities whose recoverability can be determined with reasonable certainty from a given date forward and under existing government regulations, economic and operating conditions; probable reserves have a lower degree of assurance but high enough to assume continuity between points of observation. Mineral resource estimates constitute the part of a mineral deposit that have the potential to be economically and legally extracted or produced at the time of the resource determination. The potential for economic viability is established through qualitative evaluation of relevant technical and economic factors likely to influence the prospect of economic extraction. A measured mineral resource is that part of a mineral resource for which quantity, grade or quality, densities, shape, and physical characteristics are so well established that they can be estimated with confidence sufficient to allow the appropriate application of technical and economic parameters, to support production planning and evaluation of the economic viability of the deposit. The estimate is based on detailed and reliable exploration, sampling and testing information gathered through appropriate techniques from locations such as outcrops, trenches, pits, workings and drill holes that are spaced closely enough to confirm both geological and grade continuity. An indicated mineral resource is that part of a mineral resource for which quantity, grade or quality, densities, shape and physical characteristics, can be estimated with a level of confidence sufficient to allow the appropriate application of technical and economic parameters, to support mine planning and evaluation of the economic viability of the deposit. The estimate is based on detailed and reliable exploration sampling and testing information gathered through appropriate techniques from locations such as outcrops, trenches, pits, workings and drill holes that are spaced closely enough for geological and grade continuity to be reasonably assumed. An inferred mineral resource is that part of a mineral resource for which quantity and grade or quality can be estimated on the basis of geological evidence and limited sampling, and reasonably assumed but not verified geological and grade continuity. The estimate is based on limited information and sampling gathered through appropriate techniques from locations such as outcrops, trenches, pits, workings and drill holes. Estimates of mineral reserves and resources and the estimates of mine life have been prepared by ArcelorMittal experienced engineers and geologists and detailed independent verifications of the methods and procedures are conducted on a regular basis by external consultants. Reserves and resources are updated annually and calculated using a reference price duly adjusted for quality, ore content, logistics and other considerations. In order to estimate reserves and resources, estimates are required for a range of geological, technical and economic factors, including quantities, grades, production techniques, recovery rates, production costs, transport costs, commodity demand, commodity prices and exchange rates. Estimating the quantity and/or grade of reserves and resources requires the size, shape and depth of ore bodies to be determined by analyzing geological data such as drilling samples. This process may require complex and difficult geological judgments to interpret the data. Because the economic assumptions used to estimate reserves and resources change from period to period, and because additional geological data is generated during the course of operations, estimates of reserves and resources may change from period to period.
Judgments and estimates made in assessing the impact of climate change and the transition to a low carbon economy
Assumptions in respect of climate change and the transition to a low carbon economy may impact the Company’s significant judgements and key estimates and result in material changes to financial results and the carrying values of certain assets and liabilities in future reporting periods. The main judgements and estimates made by ArcelorMittal when preparing the 2023 consolidated financial statements related to the expected effects of climate change and the transition to a low carbon economy are described below.
•Property, plant and equipment: Considering the expected date of retirement of some assets in particular certain blast furnaces, basic oxygen furnaces, sinter plants and coke plants following investments in low-carbon steelmaking technologies, the Company decreased estimates of residual useful lives of such items of property, plant and equipment for its flat steel operations in the EU and in Canada.
•Impairment of tangible and intangible assets, including goodwill: Value in use calculations relating to flat steel operations in the EU and in Canada, which apply the BF-BOF route, include the impact of decarbonization at the level of cash flow projections as decarbonization is necessary to maintain the level of economic benefits expected to arise from the assets in their current condition considering the legal obligation of carbon neutrality for these operations; accordingly the Company developed assumptions in determining related capital expenditures which reflect announced commitments and initiatives in place, costs associated with operating the new technologies which are expected to be deployed in the short to medium term, commodity prices and carbon emission costs on the basis of historical experience and expectations of future changes. This requires to assess the future development in supply, technology change, production changes and other important factors. For other operations, discount rates are increased to include a risk premium relative to the future estimated decarbonization cost. Due to economic developments, uncertainties over the pace of transition to low-emission technologies, political and environmental actions that will be taken to meet the carbon reduction goals, regulatory changes and emissions activity arising from climate-related matters, the Company’s assumptions used in the recoverable amount calculations, such as capital expenditure, carbon emission costs, level of public funding and other assumptions are inherently uncertain, which could result in significant changes to value in use calculations in future periods and affect impairment assessments.
•Decommissioning costs: Over the next ten years, the retirement of certain above-mentioned assets in the context of the transition to low-carbon steelmaking infrastructures may lead to certain decommissioning costs. The Company considered such costs in its value in use calculations but it has not recognized decommissioning provisions related to decarbonization as the obligating event has not occurred yet. Decommissioning cost estimates are based on the known regulatory and external environment. These cost estimates may change in the future including as a result of the transition to a lower carbon economy.
Situation in Ukraine and collateral consequences
The Company's operations in Ukraine consist of a steel plant, which produced 1.0 million tonnes of steel in 2023 (1.2 million tonnes in 2022), and (captive) mines that produced 4.6 million tonnes of iron ore in 2023 (4.9 million tonnes in 2022); the related property, plant and equipment had a carrying value of
0.7 billion on the Company’s statement of financial position at December 31, 2023 (0.6 billion at December 31, 2022). In 2023, the Company’s Ukrainian operations (and in particular its Kryvyi Rih steel plant) recorded 0.9 million of steel shipments (1.1 million tonnes in 2022), generating 1.2 billion of sales (1.4 billion in 2022) including 0.5 billion of sales (0.4 billion in 2022) to customers located in Ukraine.
Following the war outbreak on February 24, 2022, the Company idled its Ukrainian operations on March 3, 2022 but restarted blast furnace No.6 (one of the three blast furnaces representing approximately 20% of ArcelorMittal's Kryvyi Rih ("AMKR") pig iron capacity) on April 11, 2022 to resume low levels of pig iron production. Iron ore production was approximately at 55% of capacity during the first half of 2022. During the third quarter, iron ore production was temporarily suspended due to weaker demand and logistic constraints but restarted in early October 2022 at approximately 25% level. During the first half of 2023, the Company continued to ramp up operations and has been operating two of three blast furnaces until end of May 2023 following the restart of blast furnace No.8 on April 14, 2023. On June 6, 2023, following the destruction of the Nova Kakhovka reservoir's dam, AMKR temporarily suspended steelmaking and production of rolled products to reduce water consumption. As a result, the Company shut down blast furnace No.6 slightly earlier than planned for a major planned repair but continued to operate blast furnace No.8. In July 2023, AMKR announced that it had completed the construction of a new pumping station and 5 kilometers pipeline to supply water to the city and to ensure full coverage of its production needs. AMKR is currently operating its mining and steel facilities at 45% and 30%, respectively. ArcelorMittal continued to exercise control over its Ukrainian operations and key production assets have not been seriously damaged at the date of this report. In addition, despite the lower level of activity, none of the assets are held for sale or were discontinued
In the context of the annual impairment test of intangible assets, including goodwill, and tangible assets, the Company revised its future cash flow projections and considering that there is significant uncertainty about the evolution of the geopolitical context in Ukraine and the timing and ability for the Company to resume production to a normal level, which resulted in a substantial increase in the discount rate, ArcelorMittal recognized in 2022 a 1,026 impairment loss of property, plant and equipment and intangibles (see note 5.3). In 2023, the Company revised its value in use calculation and timing expectations regarding return to pre-war conditions. It applied separate discount rates over the discrete projections period, including a higher country risk premium for the cash flow projections until the end of 2024 and a return to a pre-war country risk premium after 2024 and for the terminal value calculation as value in use is sensitive to a difference in country risk for different periods. It concluded that the recoverable amount remains in excess of the carrying amount. Conversely, if the ongoing conflict between Russia and Ukraine persists, it could continue to have a material effect on the overall macroeconomic environment potentially affecting steel and iron ore demand and prices as well as energy costs. It could also result in further reduced production, sales and income with respect to the Company's Ukrainian operations thus increasing the risk that the Company may need to record an additional impairment charge with respect to such operations in the future.
The increased geopolitical risks induced by the war in Ukraine have adversely impacted global macroeconomic conditions leading to inflationary pressure, rising interest rates and energy costs since early 2022. In 2023, while energy prices declined and inflationary pressure started to dissipate, high interest rates continued to constrain activity. As of October 1, 2023, when goodwill was tested for impairment, discount rates applied for value in use calculations included a higher risk-free rate as compared to October 1, 2022. The Company sees signs of improvement of apparent demand conditions as the destocking phase reaches maturity and remains focused on executing its strategic growth and decarbonization projects.
1.4.1 Adoption of new IFRS standards, amendments and interpretations applicable from January 1, 2023
On January 1, 2023, the Company adopted IFRS 17 "Insurance Contracts", which is designed to achieve the goal of a consistent, principle-based accounting for insurance contracts. IFRS 17 requires insurance liabilities to be measured at a current fulfillment value and provides a more uniform measurement and presentation approach for all insurance contracts. IFRS 17 supersedes IFRS 4 "Insurance Contracts" and related interpretations. On June 25, 2020, the IASB issued amendments to IFRS 17, including a deferral of the effective date to periods beginning on or after January 1, 2023. IFRS 17 should be applied retrospectively unless impracticable, with earlier adoption permitted if both IFRS 15 "Revenue from Contracts with Customers" and IFRS 9 "Financial Instruments" have also been applied. On December 9, 2021, the IASB issued a narrow-scope amendment to the transition requirements of IFRS 17 for entities that first apply IFRS 17 and IFRS 9 at the same time whereby an entity is permitted to present comparative information about a financial asset as if the classification and measurement requirements of IFRS 9 had been applied to that financial asset before. As the Company does not issue insurance contracts and considering the limited extent of its reinsurance activities, the adoption of this standard did not have a material impact to the Company's consolidated financial statements.
In addition, on January 1, 2023, the Company adopted the following amendments:
•Amendments to IAS 8. The amendments clarify the distinction between a change in accounting policies and a change in accounting estimates.
•Amendments to IAS 1 and IFRS Practice Statement 2. The amendments are intended to help preparers in deciding which accounting policies to disclose in their financial statements and gives further clarity on the materiality assessment of accounting policies. Changes in accounting policies are to be applied retrospectively while changes in accounting estimates are to be applied prospectively.
•Amendments to IAS 12 "Income Taxes" for deferred taxes related to assets and liabilities arising from a single transaction. The amendments clarify how to account for deferred tax on transactions such as leases and decommissioning obligations.
On May 23, 2023, the IASB issued 'International Tax Reform — Pillar Two Model Rules (Amendments to IAS 12)' to respond to stakeholders’ concerns about the potential implications of the imminent implementation of the OECD Pillar Two model rules on the accounting for income taxes. As a mandatory temporary exception to the accounting for deferred taxes arising from the implementation of the Pillar Two model rules, an entity does not recognize and does not disclose information about deferred tax assets and liabilities related to the OECD Pillar Two income taxes. Also, in periods in which Pillar Two legislation is enacted or substantively enacted, but not yet in effect, an entity should disclose known or reasonably estimable information that helps users of financial statements understand the entity’s exposure to Pillar Two income taxes arising from that legislation. The Company adopted this amendment and accordingly applied this exception immediately upon issuance of the amendment and retrospectively as of January 1, 2023.
The adoption of the above-mentioned amendments did not have a material impact to the Company's consolidated financial statements.
1.4.2 New IFRS standards, amendments and interpretations applicable from 2024 onward
On January 23, 2020, the IASB issued narrow-scope amendments to IAS 1 to clarify how to classify debt and other liabilities as current or non-current. The amendments aim to promote consistency in applying the requirements by helping companies determine whether, in the statement of financial position, debt and other liabilities with an uncertain settlement date should be classified as current (due or potentially due to be settled within one year) or non-current. The amendments include clarifying the classification requirements for debt a company might settle by converting it into equity. On June 22, 2021, the IASB postponed the effective date of the amendments. The amendments are effective for annual periods beginning on or after January 1, 2024 and are to be applied retrospectively, with early adoption permitted.
On October 31, 2022, the IASB has issued 'Non-current Liabilities with Covenants (Amendments to IAS 1)' to clarify how conditions with which an entity must comply within twelve months after the reporting period affect the classification of a liability. The amendments are effective for annual periods beginning on or after January 1, 2024 and are to be applied retrospectively, with early adoption permitted.
On September 22, 2022, the IASB issued amendments to IFRS 16 "Leases" with respect to the lease liability in a sale and leaseback transaction. The amendments require a seller-lessee to subsequently measure lease liabilities arising from a leaseback in a way that it does not recognize any amount of the gain or loss that relates to the right of use it retains. The new requirements do not prevent a seller-lessee from recognizing in profit or loss any gain or loss relating to the partial or full termination of a lease. The amendments are effective for annual periods beginning on or after January 1, 2024 with early adoption permitted. The amendments are to be applied retrospectively.
On May 25, 2023, the IASB has published 'Supplier Finance Arrangements (Amendments to IAS 7 and IFRS 7)' to add disclosure requirements, and ‘signposts’ within existing disclosure requirements, which require entities to provide qualitative and quantitative information about supplier finance arrangements. In particular, entities will have to disclose in the notes information that enables users of financial statements to (i) assess how supplier finance arrangements affect an entity’s liabilities and cash flows and to (ii) understand the effect of supplier finance arrangements on an entity’s exposure to liquidity risk and how the entity might be affected if the arrangements were no longer available to it. The amendments to IAS 7 are effective for annual reporting periods beginning on or after January 1, 2024 (with earlier application permitted) and the amendments to IFRS 7 when it applies the amendments to IAS 7.
On August 15, 2023, the IASB has published 'Lack of Exchangeability (Amendments to IAS 21)' that contains guidance to specify when a currency is exchangeable and how to determine the exchange rate when it is not and how an entity determines the exchange rate to apply when a currency is not exchangeable. The amendments also require the disclosure of additional information when a currency is not exchangeable. The amendments are effective for annual periods beginning on or after January 1, 2025 with early adoption permitted. The amendments do not apply retrospectively. An entity recognizes any effect of initially applying the amendments as an adjustment to the opening balance of retained earnings when the entity reports foreign currency transactions. When an entity uses a presentation currency other than its functional currency, it recognizes the cumulative amount of translation differences in equity.
The Company is still assessing the potential impact of the amendments to IAS 7, IFRS 7 and IAS 21 to its consolidated financial statements. It does not expect that the adoption of the other amendments will have a material impact to its consolidated financial statements. The Company does not plan to early adopt any amendments.